UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2015

Eason Education Kingdom Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-52273

(Commission File Number)

88-0435998

(IRS Employer Identification No.)

Unit 19, 35/F., Tower 1

Millennium City 1, No. 388 Kwun Tong Road

Kwun Tong, Kowloon, Hong Kong

(Address of principal executive offices)(Zip Code)

+852 2111 0810

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)  On October 8, 2015, Eason Education Kingdom Holdings, Inc., a Nevada corporation (the “Company”), notified AWC (CPA) Limited (“AWC”), that the Company had dismissed AWC as the independent registered public accounting firm of the Company.  The Board of Directors of the Company recommended and approved the dismissal.

The reports of AWC regarding the Company’s financial statements as of December 31, 2014 and the statement of operations, stockholders’ equity (deficit) and cash flows for the year then ended, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.  The reports of AWC, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern.

For the year ended December 31, 2014, and during the subsequent interim period through the date of dismissal, the Company had no disagreement with AWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of AWC, would have caused them to make reference thereto in their report on the Company’s financial statements for such year ended December 31, 2014.  There were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided AWC a copy of the above disclosures and requested AWC to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  AWC’s response is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On September 5, 2015, the Board of Directors of the Company resolved to engage the independent registered public accounting firm of Stephen Wan Accountancy Corporation (“Stephen Wan Accountancy”), the Company’s new independent registered public accountants, which appointment Stephen Wan Accountancy has accepted with the dismissal of AWC.

During the two most recent fiscal years and the interim period preceding the engagement of Stephen Wan Accountancy, the Company has not consulted with Stephen Wan Accountancy regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Stephen Wan Accountancy or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv), or a reportable event as described in paragraph 304(a)(1)(v), of Regulation S-K. The Company did not have any disagreements with AWC and therefore did not discuss any past disagreements with Stephen Wan Accountancy.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

16.1	Letter dated October 8, 2015, from AWC (CPA) Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eason Education Kingdom Holdings, Inc.
(Registrant)

Date: October 9, 2015	By:	/s/ Cheng Kin Ning, Kenny
	Name:	Cheng Kin Ning, Kenny
	Title:	Chief Financial Officer (principal financial officer and principal accounting officer)

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